UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                              ACCUPOLL HOLDING CORP.
                             -----------------------

             (Exact name of registrant as specified in its charter)



          Nevada                      000-32849                    11-2751630
          ------                      ---------                    ----------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)


           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           ----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On August 22, 2005, Dennis Vadura, current Chairman of the Board and Chief Technology Officer and former Chief Executive Officer of AccuPoll Holding Corp. (the "Company"), extended a loan in the principal amount of $110,000 to the Company. As evidence of the $110,000 loan and prior existing loans totaling $230,000 from Mr. Vadura to the Company, the Company issued Mr. Vadura a convertible promissory note in the principal amount of $340,000. The principal sum of $340,000 is due to be repaid on August 22, 2006. The convertible promissory note bears interest at the rate of 8% per annum, payable monthly in arrears beginning October 2005. At any time prior to or at the time of repayment of the convertible promissory note by the Company, some or all of the principal and interest owing on the note may be converted at the election of the holder into shares of the Company's common stock at the rate of $0.102 per share. The Company may prepay the principal amount of the convertible promissory note, in whole or in part, without premium or penalty at any time. The holder's right to convert the obligations due under the convertible promissory note into common stock will supercede the Company's right to repay such obligations in cash. Management of the Company believes the terms of the convertible promissory note, and the underlying loans from Mr. Vadura, are at least as favorable as could be obtained from unrelated third parties.

        On August 25, 2005, Frank J. Wiebe, a current director, Chief Operating Officer, Secretary and Treasurer and former President of the Company, extended a loan in the principal amount of $25,000 to the Company. As evidence of the $25,000 loan and prior existing loans totaling $37,473 from Mr. Wiebe to the Company, the Company issued Mr. Wiebe a convertible promissory note in the principal amount of $62,473. The principal sum of $62,473 is due to be repaid on August 25, 2006. The convertible promissory note bears interest at the rate of 8% per annum, payable monthly in arrears beginning October 2005. At any time prior to or at the time of repayment of the convertible promissory note by the Company, some or all of the principal and interest owing on the note may be converted at the election of the holder into shares of the Company's common stock at the rate of $0.118 per share. The Company may prepay the principal amount of the convertible promissory note, in whole or in part, without premium or penalty at any time. The holder's right to convert the obligations due under the convertible promissory note into common stock will supercede the Company's right to repay such obligations in cash. Management of the Company believes the terms of the convertible promissory note, and the underlying loans from Mr. Wiebe, are at least as favorable as could be obtained from unrelated third parties.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

Exhibit
Number                                  Description
---------       ----------------------------------------------------------------

4.1 8% Convertible Promissory Note dated August 25, 2005 issued to Frank J. Wiebe.

4.2 8% Convertible Promissory Note dated August 25, 2005 issued to Dennis Vadura.











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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Accupoll Holding Corp.


Date: August 26, 2005                      /s/ William E. Nixon
                                           ------------------------------
                                           William E. Nixon
                                           Chief Executive Officer













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